UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 24, 2007
SELECTICA, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-29637	77-0432030

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
3 West Plumeria Drive
San Jose, CA 95134
(408) 570-9700

(Addresses, including zip code, and telephone numbers,
including area code, of principal executive offices)
Not Applicable

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
          On December 31, 2006, the Rule 10b5-1 Issuer Repurchase Plan of Selectica, Inc. (the “Company”) terminated pursuant to its terms. The Company will not implement a new plan pursuant to Rule 10b5-1 until it is able to meet its periodic filing requirements pursuant to Section 13 of the Securities Exchange Act of 1934. As previously reported, the Company has been unable to make its periodic filings under the Securities Exchange Act of 1934 due to the Company’s ongoing review of its stock option granting practices.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SELECTICA, INC.
DATE: January 24, 2007	By:	/s/ Bill Roeschlein
Bill Roeschlein
Chief Financial Officer